Exhibit 99.1

Tabula Rasa HealthCare Announces Cooperation Agreement with Indaba Capital Management to Refresh the Company’s Leadership and Board of Directors

Agreement Also Provides for Enhancements to the Company’s Corporate Governance, Including a Commitment to Propose a De-Classification of the Board at the 2023 Annual Meeting

MOORESTOWN, N.J., (September 14, 2022) - Tabula Rasa HealthCare, Inc.® (TRHC) (NASDAQ: TRHC), (“TRHC” or the “Company”), a leading healthcare technology company advancing the safe use of medications, today announced a cooperation agreement with Indaba Capital Management, L.P. (“Indaba”), the Company’s largest stockholder with an approximately 25% equity stake.

Pursuant to the cooperation agreement, the composition of the Board of Directors (the “Board”) will be amended as follows:

•	Calvin H. Knowlton and Orsula V. Knowlton will retire from the Company and step down from the Board, effective immediately.
•	Derek Schrier and Jonathan D. Schwartz have been appointed to the Board of Directors, effective immediately.
•	Michael Purcell has been appointed Independent Chair of the Board, effective immediately.
•	A. Gordon Tunstall will step down as Lead Independent Director, effective immediately, and will retire from the Board upon the earlier of the appointment of a third, new independent director who will be identified by Indaba and the end of the year.

Following these changes, the Board will comprise nine independent directors, representing a mix of institutional knowledge and fresh perspectives, as well as robust financial, healthcare, strategic and corporate governance experience.

Additionally, the Board has determined to seek stockholder approval at its upcoming 2023 Annual Meeting for the declassification of the Board, with the goal of fully declassifying the Board by the 2025 Annual Meeting. The Board will also form a new, three-person strategic review committee to oversee the Company’s current strategic process relating to the sale of non-core assets and explore other value creation opportunities with a view toward maximizing stockholder value. Messrs. Schrier and Schwartz and Dr. Jan Berger will serve on this committee, with Mr. Schrier serving as its chair.

Michael Purcell, Independent Chairman, commented, “TRHC’s refreshed Board is committed to adhering to the highest standards of corporate governance and acting in our stockholders’ best interests. In that spirit, we are pleased to welcome Derek and Jonathan to our Board and look forward to working collaboratively with them to deliver superior stockholder value in the years ahead. Both have deep financial markets, strategic and corporate governance expertise and will bring valuable perspectives as we continue to execute our strategy to capitalize on the significant opportunities in the value-based care market. On behalf of the Company, I would like to thank Calvin, Orsula, and Gordon for their many valuable contributions to TRHC over the years.”

Derek Schrier, Managing Partner and Chief Investment Officer of Indaba, said, “We are pleased to have reached a constructive agreement with the Company that has led Tabula Rasa to refresh its Board, improve its corporate governance and start a new chapter in the Company’s history. In addition to seeing a significant opportunity to enhance value for stockholders, we are motivated by the chance to drive better outcomes for patients and partners over the long-term. I look forward to working with my fellow directors to refortify the executive team and continue the ongoing strategic review process. At Indaba, we see a bright future for Tabula Rasa.”

The full cooperation agreement will be filed by the Company with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K. RBC Capital Markets, LLC is serving as financial advisor, and Morgan, Lewis & Bockius LLP is serving as legal counsel to TRHC. Olshan Frome Wolosky LLP is acting as legal counsel to Indaba.

Leadership Transition

Tabula Rasa today also announced that Dr. Calvin H. Knowlton, Chief Executive Officer and Board Chairman, and Dr. Orsula V. Knowlton, Co-President and Chief Marketing and New Business Development Officer, will retire, effective immediately. Brian Adams, TRHC’s Co-President, will serve as interim CEO as the Board runs a comprehensive process to identify a permanent Chief Executive Officer. The press release pertaining to this announcement can be found on the Newsroom portion of https://www.tabularasahealthcare.com.

About Tabula Rasa HealthCare

Tabula Rasa HealthCare (TRHC) (NASDAQ: TRHC) provides medication safety solutions that empower healthcare professionals and consumers to optimize medication regimens, combatting medication overload and reducing adverse drug events. TRHC’s proprietary technology solutions, including MedWise®, improve patient outcomes, reduce hospitalizations, and lower healthcare costs. TRHC’s extensive clinical tele-pharmacy network improves care for patients nationwide. Its solutions are trusted by health plans and pharmacies to help drive value-based care. For more information, visit TRHC.com.

Statement Regarding Forward-Looking Information

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance, and include TRHC’s expectations regarding certain leadership changes and the effects thereof, the benefits of entering into the cooperation agreement with Indaba, available opportunities to TRHC, the financial and operating performance of TRHC, the creation of stockholder value, the plans and objectives of management, plans related to the declassification of the board, and TRHC’s strategic initiatives and the anticipated benefits thereof. Such statements are identified by use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “should,” and similar expressions. These forward-looking statements are based on management’s good-faith expectations, judgements and assumptions as of the date of this press release. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: the impacts of the ongoing COVID-19 pandemic; our continuing losses and need to achieve profitability; fluctuations in our financial and operating results; the volatility of our stock price; the extent to which we are successful in gaining new long-term relationships with clients or retaining existing clients; the acceptance and use of our products and services by PACE organizations; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable governmental regulations; our ability to maintain relationships with a specified drug wholesaler; increasing consolidation in the healthcare industry; competition from a variety of companies in the healthcare industry; managing our growth effectively; our ability to retain clients and employees given the leadership transitions; our ability to adequately protect our intellectual property; the requirements of being a public company; our ability to recognize the expected benefits from acquisitions on a timely basis or at all; fluctuations in operating results; our ability to manage our cash flows; failure or disruption of our information technology and security systems; dependence on our senior management and key employees; our future indebtedness and our ability to obtain additional financing, reduce expenses, or generate funds when necessary; macroeconomic conditions, including the impact of inflation, on our business and operations; and the other risk factors set forth from time to time in our filings with the Securities and Exchange Commission (“SEC”), including those factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, filed with the SEC on February 25, 2022, and in subsequent reports filed with or furnished to the SEC, copies of which are available free of charge within the Investor Relations section of the Tabula Rasa HealthCare website http://ir.trhc.com or upon request from our Investor Relations Department. Tabula Rasa HealthCare assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

For Tabula Rasa:

TRHC Media Contact Anthony Mirenda amirenda@trhc.com 908-380-2143	TRHC Investors Frank Sparacino fsparacino@trhc.com 866.648.2767

For Indaba: Longacre Square Partners Greg Marose / Charlotte Kiaie, 646-386-0091 gmarose@longacresquare.com / ckiaie@longacresquare.com

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